UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 13, 2019
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S. El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 25, 2019, the Board of Directors (the “Board”) of Kennedy-Wilson Holdings, Inc. (the “Company”) adopted an amendment (the “Amendment”) to the Company’s Second Amended and Restated 2009 Equity Participation Plan (the “Second Amended and Restated Plan”), subject to approval by the Company’s stockholders. On June 13, 2019, the Company’s stockholders approved the Amendment and the Amendment became effective.

The Second Amended and Restated Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, distribution equivalent units, performance stock awards, performance unit awards and stock appreciation rights to eligible employees, directors and consultants of the Company and its affiliates, including awards that are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Amendment increases the aggregate number of shares of common stock of the Company that may be issued under the Second Amended and Restated by an additional 3,300,000 shares to a total of 18,245,000 shares. If an award under the Second Amended and Restated Plan is forfeited, expires or is settled for cash, any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Second Amended and Restated Plan. In addition, shares of common stock withheld to satisfy the tax obligations associated with restricted stock awards, restricted stock unit awards, performance unit awards and performance share awards (but not stock options or stock appreciation rights), up to the minimum statutory tax rate, will again become available for grant pursuant to the Second Amended and Restated Plan. However, the following shares will not be added back to the share reserve and cannot be used again for grants pursuant to the Second Amended and Restated Plan: (i) shares tendered or withheld to satisfy grant or exercise price or tax withholding obligations associated with stock options or stock appreciation rights, (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on its exercise, and (iii) shares purchased on the open market with the cash proceeds from the exercise of options.

With respect to awards granted to non-employee directors, the Second Amended and Restated Plan is administered by the full Board. With respect to all other awards, the Second Amended and Restated Plan is administered by the Compensation Committee of the Board. The plan administrator has broad authority to administer the Second Amended and Restated Plan, including, but not limited to, the power to designate participants to whom awards may be granted, the types, sizes and terms of awards, the number of awards to be granted, the number of shares of common stock to which an award will relate, and the price, form of payment and timing of awards.

The Second Amended and Restated Plan contains a minimum vesting period which provides that no award agreements will provide for vesting of the award thereunder earlier than one year after the applicable grant date; provided, that awards granted after the effective date of the Second Amended and Restated Plan that cover, in the aggregate, no more than 5% of the shares of common stock reserved for issuance under the Second Amended and Restated Plan may be granted without regard to such minimum vesting provisions. The Amendment eliminated from the Second Amended and Restated Plan the plan administrator’s discretion to accelerate the vesting of an award in the case of a grantee’s termination of service due to death or disability or a change in control of the Company (notwithstanding the minimum vesting restrictions). However, the plan administrator will continue to maintain the flexibility to determine vesting provisions and the other terms of awards issued under the Second Amended and Restated Plan in the applicable award agreements or employment agreements.

The Second Amended and Restated Plan also includes provisions (i) prohibiting the payment of dividends and distribution equivalent rights on unvested awards, (ii) prohibiting the discretionary accelerated vesting of awards, other than in connection with a change in control of the Company or a termination of the holder’s service due to death or disability, (iii) relating to adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, (iv) restricting the transfer of awards in certain circumstances, and (v) imposing annual limits on awards that may be granted to any individual participant.

The Second Amended and Restated Plan may be amended or terminated by the Board at any time, subject to certain limitations requiring stockholder consent or the consent of the participant. The Second Amended and Restated Plan will expire on April 28, 2027.

A description of the material terms of the Second Amended and Restated Plan, as amended by the Amendment, was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2019, and such description is incorporated herein by reference. The description of the Amendment in the proxy statement and the foregoing summary of the Amendment are qualified in their entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s 2019 annual stockholder meeting was held on June 13, 2019. As of the record date for the meeting, the Company had 142,590,876 shares of common stock outstanding, each of which is entitled to one vote.
All of the nominees for director listed in proposal 1 of the proxy statement were elected as follows:

Name	For	Against	Abstain	Broker Non-Votes
Trevor Bowen	125,495,670	2,708,722	15,296	5,969,595
Cathy Hendrickson	124,868,370	3,336,022	15,296	5,969,595
John Taylor	127,538,213	666,220	15,255	5,969,595
Stanley Zax	126,695,800	1,506,986	16,902	5,969,595

Proposal 2 of the proxy statement, approval of an amendment to the Company’s Second Amended and Restated 2009 Equity Participation Plan to, among other things, increase the number of shares of the Company’s common stock available for awards thereunder by an additional 3,300,000 shares, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
124,484,600	3,698,580	36,508	5,969,595

Proposal 3 of the proxy statement, the vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers (commonly referred to as a “say-on-pay” vote), was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
101,949,557	25,761,510	508,621	5,969,595

Proposal 4 of the proxy statement, the ratification of the selection of KPMG LLP as the Company’s independent registered public accountants for its fiscal year ending December 31, 2019, was approved by the following votes:

For	Against	Abstain
133,898,946	267,598	22,739

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed herewith.

10.1	First Amendment to Second Amended and Restated 2009 Equity Participation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: June 13, 2019